Exhibit 10.1

Second Amendment to Contract

September 27, 2007

SECOND AMENDMENT  TO CONTRACT FOR THE SALE AND

PURCHASE OF REAL ESTATE

This SECOND AMENDMENT TO CONTRACT FOR THE SALE AND PURCHASE OF REAL ESTATE (hereinafter referred to as  Second Amendment ) is made and entered into this the 27th day of September, 2007, by and between JACK DAY PERRY, SR., ELIZABETH BARTON PERRY, JACK DAY PERRY, JR. AND VICKI PERRY MAUNEY (Vicki Perry Mauney is the same person as Vicki Perry Harrell, (hereinafter referred to collectively as  Sellers ) and MYRIAD WORLD RESORTS OF TUNICA, LLC, a Mississippi limited liability company, (hereinafter referred to as  Purchaser ), collectively referred to as  Parties.   MYRIAD ENTERTAINMENT AND RESORTS, INC. ( Myriad Entertainment ), CODY HARRELL and JAMES MCCLURE, SR. join in solely and only for the express purposes listed and outlined herein.

WHEREAS, the Sellers and Purchaser have previously entered into that certain Contract for the Sale and Purchase of Real Property dated April 25, 2007 (the  Original Contract ); and

WHEREAS, the Sellers and Purchaser have previously entered into that certain First Amendment to Contract for the Sale and Purchase of Real Estate dated July 27, 2007 (the  First Amendment ); and

WHEREAS, the Parties desire to enter into this Second Amendment in order to amend certain provisions of the Original Contract and the First Amendment; and

Now therefore, for and in consideration of  Ten Dollars ($10.00), the mutual covenants, conditions and promises contained herein, and in reliance on the representation of the Purchaser that a lender has assured Purchaser (subject to its due diligence) that it will fund the land takedown at the purchase price and may be involved in providing equity for the project, the parties do hereby contract as follows:

WITNESSETH:

1.

Paragraph 24 is hereby amended to add a new Paragraph 24 (e) as follows:

24 (e).

Additional stock consideration: At closing, Myriad Entertainment and Resorts, Inc. (hereinafter  Myriad Entertainment ) shall cause to be issued and delivered 300,000 shares of its Common Stock.  This is in addition to the stock being issued pursuant to Paragraph 24 (a).  The additional 300,000 shares shall be issued to the individuals/entities as directed in writing by Jack Day Perry, Sr. at closing.  The additional 300,000 shares shall be subject to all provisions of Paragraph 24.  If no written direction is given, the stock shall be issued 40% to Jack Day Perry, Sr., 20% to Elizabeth B. Perry, 20% to Jack Day Perry, Jr., and 20% to Vicki P. Mauney.

2.

Paragraph 3 of the Original Contract is amended as follows:

Closing Date:  This transaction shall close on or before Thursday, November 15, 2007 at 3:00 p.m. (the  Closing Date ) at  Dulaney Law Firm, L.L.P., 986 Harris Street, P.O. Box 188, Tunica, MS  38676, or other such place as is mutually agreed upon by the parties.  If the Purchaser desires to close this transaction prior to the closing date, then Purchaser shall give Sellers written notice at least ten (10) days prior to the desired closing date which notice shall state the desired closing date.

Sellers shall pay for the preparation of the Deed.   Purchaser shall pay for the cost of recording the Deed.  Sellers and Purchaser shall each pay their own attorney s fees and other expenses incurred in connection with this transaction.

3.

Except as specifically provided for above, all other terms, conditions and provisions of the Original Contract remain the same and are not amended and/or modified hereby.

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Myriad - Perry, et al.

Second Amendment to Contract

September 27, 2007

Witness our signatures on the day and year as first above written and by signing this Contract each party represents to the Party opposite that this contract has been read in its entirety and all terms, conditions, covenants and obligations are fully understood. Myriad Entertainment, Cody Harrell and James McClure, Sr. join herein to consent and agree to the Second Amendment.

MYRIAD WORLD RESORTS OF TUNICA, LLC

By /s/ Nicholas A. Lopardo
Nicholas A. Lopardo, Manager

By /s/ John Meeske
John Meeske, CEO

MYRIAD ENTERTAINMENT AND RESORTS, INC.

By /s/ Nicholas A. Lopardo
Nicholas A. Lopardo, Chairman of the Board

By /s/ John Meeske
John Meeske, CEO

/s/ Jack Day Perry, Sr.
Jack Day Perry, Sr.

/s/ Elizabeth Barton Perry
Elizabeth Barton Perry

/s/ Jack Day Perry, Jr.
Jack Day Perry, Jr.

/s/ Vicki Perry Mauney
Vicki Perry Mauney

/s/ Cody Harrell
Cody Harrell

/s/ James McClure, Sr.
James McClure, Sr.

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Jack Day Perry, Sr., who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the _____ day of September, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Elizabeth Barton Perry, who acknowledged that she signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the ______ day of September, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF __________________

Personally appeared before me, the undersigned authority in and for said County and State, the above named Jack Day Perry, Jr., who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the ______ day of September, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF  __________________

Personally appeared before me, the undersigned authority in and for said County and State, the above named Vicki Perry Mauney, who acknowledged that she signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the ______ day of September, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Nicholas A. Lopardo, the Manager of the above named Myriad World Resorts of Tunica, LLC., a Mississippi Limited Liability Company and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of September, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named John Meeske, CEO of the above named Myriad World Resorts of Tunica, LLC., a Mississippi Limited Liability Company and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of September, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Nicholas A. Lopardo, the Chairman of the above named Myriad Entertainment and  Resorts, Inc., a Delaware Corporation and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of September, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named John Meeske, CEO of the above named Myriad Entertainment and  Resorts, Inc., a Delaware Corporation and acknowledged that on behalf of said limited liability company, and in its name, being duly authorized so to do, he signed the foregoing instrument  and delivered said instrument on the day and year therein mentioned.

GIVEN under my hand and official seal, this the _____ day of September, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF TUNICA

Personally appeared before me, the undersigned authority in and for said County and State, the above named Cody Harrell, who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the _____ day of September, 2007.

Notary Public

My Commission Expires:

STATE OF MISSISSIPPI

COUNTY OF   __________________

Personally appeared before me, the undersigned authority in and for said County and State, the above named James McClure, Sr., who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned.

Given under my hand and official seal, this the _____ day of September, 2007.

Notary Public

My Commission Expires: